Exhibit 10.2B
No.
OMNITURE, INC.
1999 EQUITY INCENTIVE PLAN
ENTERPRISE MANAGEMENT INCENTIVE STOCK OPTION AGREEMENT
This Enterprise Management Incentive Stock Option Agreement (“Agreement”) is made and entered into as of the date of grant set forth below (“Date of Grant”) by and between Omniture, Inc., a Delaware corporation (“Company”), and the participant named below (“Participant”).

Participant:	[ENTER OPTIONEE’S FULL NAME]
Social Insurance Number:	[ENTER OPTIONEE’S SOCIAL INSURANCE NUMBER]
Address:	[ENTER OPTIONEE’S HOME ADDRESS]
Total Option Shares:	[ENTER TOTAL NUMBER OF SHARES]
Exercise Price Per Share:	U.S.$[ENTER EXERCISE PRICE]
Date of Grant:	[ENTER DATE OF BOARD APPROVAL]
Vesting Date:	[ENTER DATE THAT IS 4 YEARS FROM GRANT DATE]
Expiration Date:	[ENTER DATE THAT IS 10 YEARS FROM GRANT DATE]
Classification of Participant:	☐ Exempt Employee	☐ Nonexempt Employee
Type of Stock Option (U.S.):	☐ Incentive Stock Option	☐ Nonqualified Stock Option
Type of Stock Option (U.K.):	☐ EMI Stock Option	☐ Non-EMI Stock Option
Vesting Schedule:	100% of the Shares will become Vested Shares (as defined below) on the Vesting Date specified above.
The Company hereby grants to Participant an option (“Option”) to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (“Shares”) at the Exercise Price Per Share set forth above (“Exercise Price”), subject to all of the terms and conditions of this Agreement and the Company’s 1999 Equity Incentive Plan (“Plan”).
This Agreement incorporates by reference the Stock Option Agreement Terms and Conditions attached hereto.
IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

OMNITURE, INC.	PARTICIPANT

By:
(Signature)

Name:
(Please print full name)

Title:

No.
STOCK OPTION AGREEMENT
TERMS AND CONDITIONS
1. Stock Option Grant Terms and Conditions. These terms and conditions are incorporated by reference into the Stock Option Agreement to which these terms and conditions are attached. If the Option is designated as an EMI Stock Option above (“EMI Stock Option”), the Option is granted pursuant to and intended to qualify as an “enterprise management incentive stock option” or “EMI”) within the meaning of Schedule 5 U.K. Income Tax (Earnings and Pensions) Act 2005 (“ITEPA”) as amended from time to time. It is granted to the Participant for the purpose of retaining his services and for genuine reasons, and is not part of any arrangement for which any purpose is the avoidance of tax. However, the Participant shall have no recourse of any kind against the Company (or relevant group company) if the incentives and tax relief provided by Part 7, chapter 9 and Schedule 5 ITEPA and Part 4, Schedule 7D U.K. Taxation of Chargeable Gains Act 1992 are not available, for whatever reason. Participant agrees to enter into a notification of grant of an Option designated above as an EMI Stock Option with Participant’s employing company within 90 days of the Date of Grant, failure to do so will result in the lapse of the EMI Stock Option. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.
2. Exercise Period.
     2.1 Exercise Period of Option. This Option is immediately exercisable as to all of the Shares on the Date of Grant, although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Options set forth in Section 7, Section 8 and Section 9 below. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become Vested Shares (as defined below) according to the Vesting Schedule set forth above until the Shares are vested with respect to 100% of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 below) will not be exercisable on or after Participant’s Termination Date.
     2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth above are “Vested Shares.” Shares that are not vested pursuant to the schedule set forth above are "Unvested Shares.”
     2.3 Expiration. The Option shall expire on the Expiration Date set forth above or as provided in Section 3 below or pursuant to Section 5.6 of the Plan.
3. Termination.
     3.1 Termination Without Cause (Except Death or Disability). If Participant is Terminated without Cause, except for death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

     3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); or (b) twelve (12) months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
     3.3 Termination for Cause. If Participant is Terminated for Cause, then the Option will expire on Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
     3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.
4. Manner of Exercise.
     4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (a) Participant’s election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and (d) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.
     4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.
     4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:
(a)	by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(b)	provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”)

whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(c)	any other form of consideration approved by the Committee; or

(d)	by any combination of the foregoing.
     4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable national, federal, state, local and other similar withholding obligations of the Company, including without limitation any taxation or employer or employees’ social security contributions which must be withheld through the U.K. PAYE system and any other similar system. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.
     4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5. Notice of Disqualifying Disposition of ISO Shares. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the Code. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.
6. Compliance with Laws and Regulations. The Plan and this Agreement are intended to comply with any regulations relating thereto. Any provision of this Agreement which is inconsistent with any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant’s incapacity, by Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.
8. Company’s Repurchase Option for Unvested Shares. The Company, or its assignee, shall have the option to repurchase Participant’s Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.
9. Company’s Right of First Refusal. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.
10. Tax Consequences. Set forth below is a brief summary as of the Effective Date of the Plan of some of the U.K. and U.S. federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
     10.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or Utah income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.
     10.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and Utah or other state income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
     10.3 Exercise of Enterprise Management Incentive Stock Option. Provided there have been no disqualifying events in relation to the EMI Stock Option for the purposes of ITEPA, no income tax or social security contributions will be payable on the exercise of the EMI Stock Option.
     10.4 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

          (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. federal and Utah income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
          (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
          (c) UK Options. If Participant is subject to U.K. taxation, the difference between the Exercise Price and the Fair Market Value of the Shares at exercise will be subject to U.K. capital gains tax.
          (d) Withholding. The Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.
     10.5 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the U.S. Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, to the extent the Participant is or becomes subject to U.S. taxation, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.
11. Privileges of Stock Ownership. Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Participant.
12. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.
13. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.
14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile, rapifax or telecopier.

15. Successors and Assigns. The Company may assign any of its rights under this Agreement. including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and to be performed entirely within Utah. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
17. Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

EXHIBIT A
FORM OF STOCK OPTION EXERCISE AGREEMENT

No.
OMNITURE, INC.
1999 EQUITY INCENTIVE PLAN
STOCK OPTION EXERCISE AGREEMENT
THIS STOCK OPTION EXERCISE AGREEMENT (“Exercise Agreement”) is made and entered into as of                      (“Effective Date”) by and between Omniture, Inc., a Delaware corporation (“Company”), and the purchaser named below (“Purchaser”).

Purchaser:
Social Insurance Number:
Address:

Total Number of Shares Purchased:
Exercise Price Per Share:	U.S. $
Total Purchase Price:	U.S. $

Date of Grant:
Type of Stock Option (U.S.):	☐ Incentive	☐ Nonqualified
Type of Stock Option (U.K.):	☐ EMI Stock Option	☐ Non-EMI Stock Option
Title to Shares:
(exact spelling of the name(s) under which Purchaser will take title to the Shares)

Form of Title:	Purchaser desires to take title to the Shares as follows:
	☐	Individual, as separate property
	☐	Husband and wife, as community property
	☐	Joint Tenants
	☐	Other, please specify:
Form of Payment:	☐	Cash (by check)
	☐	Surrender of Shares
	☐	Same Day Sale or Margin Commitment
Exhibits:	1.	Stock Power and Assignment
	2.	Consent of Spouse
	3.	Copy of Check
	4.	Election under Section 83(b)
     This Exercise Agreement incorporates by reference the Stock Option Exercise Agreement Terms and Conditions attached hereto.
     IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed by its duly authorized representative and Participant has executed this Exercise Agreement, effective as the Effective Date.

OMNITURE, INC.	PURCHASER

By:
(Signature)

Name:
(Please print full name)

Title:

No.
STOCK OPTION EXERCISE AGREEMENT
TERMS AND CONDITIONS
1. EXERCISE OF OPTION.
     1.1 Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Company’s 1999 Equity Incentive Plan (the “Plan”). and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares”) of the Company’s Common Stock $0.001 par value per share, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.
     1.2 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as set forth on the first page above.
     1.3 Terms and Conditions. These terms and conditions are incorporated by reference into the Stock Option Exercise Agreement to which these terms and conditions are attached.
2. DELIVERY.
     2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (a) this Exercise Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any), (c) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Purchaser’s spouse, and (d) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 3.
     2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1 above, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 below until expiration or termination of the Company’s Right of First Refusal and Repurchase Option described in Section 8 and Section 9 below.
3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:
     3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.
     3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.
     3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.
     3.4 Understanding of Risks. Purchaser is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.
     3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.
4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the U.S. SEC under the Securities Act nor any applicable national, state or local securities laws, and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable national, state and local securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.
5. RESTRICTED SECURITIES.
     5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable national, state and local securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.
     5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.
     5.3 SEC Rule 701. To the extent the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, they may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.
6. RESTRICTIONS ON TRANSFERS.
     6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:
          (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
          (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;
          (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and
          (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4 above.
     6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Repurchase Option or the Company’s Right of First Refusal described below, except as permitted by this Exercise Agreement.
     6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (a) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder; and (b) the market stand-off provisions of Section 7 below.
     6.4 Transfers in Violation of Agreement. Any transfer or attempted transfer of any Shares in violation of any provision of this Agreement will be void, and the Company will not record such transfer on its books or records or treat any purported transferee(s) of such Shares as the owner of such shares for any purpose.
7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days, unless requested in writing by the managing underwriter and the Company to facilitate compliance with Rule 2711 of the National Association of Securities Dealers or similar rule applicable to the Company) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
8. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Purchaser’s Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section 8 (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of Vested shares which remain unexercised.
     8.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).
     8.2 Exercise of Repurchase Option. At any time within 90 days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within 90 days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser’s Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.
     8.3 Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) the Unvested Shares at the Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).
     8.4 Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 8.2 above.
     8.5 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.
9. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred without the Company’s prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section 9 (the “Right of First Refusal”).
     9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the

"Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.
     9.2 Exercise of Right of First Refusal. At any time within 90 days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
     9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section 9 will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
     9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within 60 days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
     9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within 120 days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section 9 will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such 120-day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
     9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section 9, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (a) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section 9 will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (b) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; or (c) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above.
     9.7 Encumbrances on Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (b) the provisions of this Section 9 will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.
10. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11. ESCROW. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.
12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
     12.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION

THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE ISSUER, WHICH ARE SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER, AND SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
     12.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
     12.3 Refusal to Transfer. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER’S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE, WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal tax consequences of exercise of the Option and disposition of the Shares.

     13.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.
     13.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
     13.3 Exercise of Enterprise Management Incentive Stock Option. Provided there have been no disqualifying events in relation to the EMI Stock Option for the purposes of ITEPA, no income tax or social security contributions will be payable on the exercise of the EMI Stock Option.
     13.4 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
          (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.
          (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
          (c) UK Options. If Participant is subject to U.K. taxation, the difference between the Exercise Price and the Fair Market Value of the Shares at exercise will be subject to U.K. capital gains tax.
          (c) Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income, including without limitation any taxation or employer or employees’ social security contributions which must be withheld through the U.K. PAYE system and any other similar system.
     13.5 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the U.S. Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, to the extent Purchaser is subject to U.S. taxation, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as Exhibit 4 for reference.
14. TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.
15. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
16. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.
17. REMEDIES. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and the Purchaser will have the right to injunctive relief and specific performance (without the necessity of posting a bond), in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a party any rights or benefits, as a third party beneficiary or otherwise.
18. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and to be performed entirely within Utah. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
19. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (a) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (b) one (1) business day after its deposit with any return receipt express courier (prepaid), or (c) one (1) business day after transmission by rapifax or telecopier.

20. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.
21. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.
22. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.
23. CERTAIN DEFINITIONS. Capitalized terms not otherwise defined in this Exercise Agreement shall have the meanings ascribed to them in the Plan. For purposes of this Agreement the following terms have the meanings set forth below:
     23.1 "Surrender of Shares” means the surrender of the Company’s Common Stock that (a) either (i) have been owned by Purchaser for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (ii) were obtained by Participant in the open public market; and (b) are clear of all liens, claims, encumbrances or security interests.
     23.2 "Same Day Sale or Margin Commitment” means, provided that a public market for the Company’s stock exists: (a) a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (b) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

EXHIBIT 1
STOCK POWER AND ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE
     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ___ dated as of ___, ___, (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                     , ___shares of the Common Stock $0.001, par value per share, of Omniture, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ___delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its “Repurchase Option” and/or “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

EXHIBIT 2
SPOUSE CONSENT
     The undersigned spouse of ___(the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the “Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

EXHIBIT 3
COPY OF PURCHASER’S CHECK

EXHIBIT 4
ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer’s current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Omniture, Inc., a Delaware corporation (the “Company”), which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were purchased was and this election is made for calendar year 200_.

4.	The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of purchase.

6.	The amount paid for such shares was $ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:

Taxpayer’s Signature

Exhibit 10.2B
[CALIFORNIA MASTER FORM-DELETE THIS HEADING BEFORE USING]
No.
OMNITURE, INC.
1999 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
THIS STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date of grant set forth below (“Date of Grant”) by and between Omniture, Inc., a Delaware corporation (“Company”), and the participant named below (“Participant”).

Participant:	[ENTER OPTIONEE’S FULL NAME]

Social Security Number:	[ENTER OPTIONEE’S SOCIAL SECURITY NUMBER]

Address:	[ENTER OPTIONEE’S HOME ADDRESS]

Total Option Shares:	[ENTER TOTAL NUMBER OF SHARES]

Exercise Price Per Share:	[ENTER EXERCISE PRICE]

Date of Grant:	[ENTER DATE OF BOARD APPROVAL]

First Vesting Date:	[ENTER DATE THAT IS ONE YEAR FROM GRANT DATE]

Expiration Date:	[ENTER DATE THAT IS TEN YEARS FROM GRANT DATE]

Classification of Participant:	[ ] Exempt Employee	[ ] Nonexempt Employee

Type of Stock Option:	[ ] Incentive Stock Option	[ ] Nonqualified Stock Option

Vesting Schedule:	20% of the Shares will become Vested Shares (as defined below) on the First Vesting Date specified above, and an additional 20% of the Shares will become Vested Shares at the end of each full year thereafter.
The Company hereby grants to Participant an option (“Option”) to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (“Shares”) at the Exercise Price Per Share set forth above (“Exercise Price”), subject to all of the terms and conditions of this Agreement and the Company’s 1999 Equity Incentive Plan (“Plan”).
This Agreement incorporates by reference the Stock Option Agreement Terms and Conditions attached hereto.
IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

OMNITURE, INC.	PARTICIPANT

By:

(Signature)

Name:

(Please print full name)

Title:

No.
STOCK OPTION AGREEMENT
TERMS AND CONDITIONS
1. Stock Option Grant Terms and Conditions. These terms and conditions are incorporated by reference into the Stock Option Agreement to which these terms and conditions are attached. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.
2. Exercise Period.
     2.1 Exercise Period of Option. If Participant is classified as an “Exempt Employee” above, this Option is immediately exercisable as to all of the Shares on the Date of Grant, and if Participant is classified as a “Nonexempt Employee” above, this Option will be exercisable as to all of the Shares on the date six (6) months following the Date of Grant, although in each case the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Options set forth in Section 7, Section 8 and Section 9 below. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become Vested Shares (as defined below) according to the Vesting Schedule set forth above until the Shares are vested with respect to 100% of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Participant’s Termination Date.
     2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth above are “Vested Shares.” Shares that are not vested pursuant to the schedule set forth above are "Unvested Shares.”
     2.3 Expiration. The Option shall expire on the Expiration Date set forth above or as provided in Section 3 below or pursuant to Section 5.6 of the Plan.
3. Termination.
     3.1 Termination Without Cause (Except Death or Disability). If Participant is Terminated without Cause, except for death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.
     3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”); or (b) twelve (12) months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

     3.3 Termination for Cause. If Participant is Terminated for Cause, then the Option will expire on Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
     3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.
4. Manner of Exercise.
     4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (a) Participant’s election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and (d) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.
     4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.
     4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:
(a)	by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(b)	provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(c)	any other form of consideration approved by the Committee; or

(d)	by any combination of the foregoing.
     4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable national, federal, state, local and other similar withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.
     4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5. Notice of Disqualifying Disposition of ISO Shares. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the Code. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.
6. Compliance with Laws and Regulations. The Plan and this Agreement are intended to comply with any regulations relating thereto. Any provision of this Agreement which is inconsistent with any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
7. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant’s incapacity, by Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.
8. Company’s Repurchase Option for Unvested Shares. The Company, or its assignee, shall have the option to repurchase Participant’s Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the

Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.
9. Company’s Right of First Refusal. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.
10. Tax Consequences. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
     10.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.
     10.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and California or other state income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
     10.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
          (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
          (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
          (c) Withholding. The Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

     10.4. Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.
11. Privileges of Stock Ownership. Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Participant.
12. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.
13. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.
14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile, rapifax or telecopier.
15. Successors and Assigns. The Company may assign any of its rights under this Agreement. including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and to be performed entirely within Utah. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
17. Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

EXHIBIT A
FORM OF STOCK OPTION EXERCISE AGREEMENT

No.
OMNITURE, INC.
1999 EQUITY INCENTIVE PLAN
STOCK OPTION EXERCISE AGREEMENT
THIS STOCK OPTION EXERCISE AGREEMENT (“Exercise Agreement”) is made and entered into as of                      (“Effective Date”) by and between Omniture, Inc., a Delaware corporation (“Company”), and the purchaser named below (“Purchaser”).

Purchaser:

Social Security Number:

Address:

Total Number of Shares Purchased:

Exercise Price Per Share:

Total Purchase Price:

Date of Grant:

Type of Stock Option:	☐	Incentive	☐ Nonqualified
Title to Shares:

(exact spelling of the name(s) under which Purchaser will take title to the Shares)
Form of Title:	Purchaser desires to take title to the Shares as follows:
	☐	Individual, as separate property
	☐	Husband and wife, as community property
	☐	Joint Tenants
	☐	Other, please specify:

Form of Payment:	☐	Cash (by check)
	☐	Surrender of Shares
	☐	Same Day Sale or Margin Commitment
Exhibits:	1.	Stock Power and Assignment
	2.	Consent of Spouse
	3.	Copy of Check
	4.	Election under Section 83(b)
This Exercise Agreement incorporates by reference the Stock Option Exercise Agreement Terms and Conditions attached hereto.
IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed by its duly authorized representative and Participant has executed this Exercise Agreement, effective as of the Effective Date.

OMNITURE, INC.	PURCHASER

By:

(Signature)

Name:

(Please print full name)

Title:

No.
STOCK OPTION EXERCISE AGREEMENT
TERMS AND CONDITIONS
1. EXERCISE OF OPTION.
     1.1 Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Company’s 1999 Equity Incentive Plan (the “Plan”). and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares”) of the Company’s Common Stock $0.001 par value per share, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.
     1.2 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as set forth on the first page above.
     1.3 Terms and Conditions. These terms and conditions are incorporated by reference into the Stock Option Exercise Agreement to which these terms and conditions are attached.
2. DELIVERY.
     2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (a) this Exercise Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any), (c) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Purchaser’s spouse, and (d) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 3.
     2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1 above, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 below until expiration or termination of the Company’s Right of First Refusal and Repurchase Option described in Section 8 and Section 9 below.
3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:
     3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

     3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.
     3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.
     3.4 Understanding of Risks. Purchaser is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.
     3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.
4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act nor any applicable state securities laws, and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.
5. RESTRICTED SECURITIES.
     5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.
     5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

     5.3 SEC Rule 701. To the extent the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, they may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.
6. RESTRICTIONS ON TRANSFERS.
     6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:
          (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
          (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;
          (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and
          (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations referred to in Section 4 above.
     6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Repurchase Option or the Company’s Right of First Refusal described below, except as permitted by this Exercise Agreement.
     6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (a) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder; and (b) the market stand-off provisions of Section 7 below.
     6.4 Transfers in Violation of Agreement. Any transfer or attempted transfer of any Shares in violation of any provision of this Agreement will be void, and the Company will not record such transfer on its books or records or treat any purported transferee(s) of such Shares as the owner of such shares for any purpose.
7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days, unless requested in writing by the managing underwriter and the Company to facilitate compliance with Rule 2711 of the National Association of Securities Dealers or similar rule applicable to the Company) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
8. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Purchaser’s Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section 8 (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of Vested shares which remain unexercised.
     8.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).
     8.2 Exercise of Repurchase Option. At any time within 90 days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within 90 days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser’s Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.
     8.3 Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) the Unvested Shares at the Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).
     8.4 Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 8.2 above.
     8.5 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.
9. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred without the Company’s prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section 9 (the “Right of First Refusal”).

     9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.
     9.2 Exercise of Right of First Refusal. At any time within 90 days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
     9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section 9 will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
     9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within 60 days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
     9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 9, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within 120 days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section 9 will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such 120-day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
     9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section 9, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (a) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section 9 will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (b) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; or (c) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above.
     9.7 Encumbrances on Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section 9; and (b) the provisions of this Section 9 will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.
10. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11. ESCROW. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.
12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
     12.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY

AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE ISSUER, WHICH ARE SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER, AND SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
     12.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
     12.3 Refusal to Transfer. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (a) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER’S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE, WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE

EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal tax consequences of exercise of the Option and disposition of the Shares.
     13.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.
     13.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
     13.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
          (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.
          (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
          (c) Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.
     13.4 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as Exhibit 4 for reference.

14. TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.
15. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
16. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.
17. REMEDIES. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and the Purchaser will have the right to injunctive relief and specific performance (without the necessity of posting a bond), in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a party any rights or benefits, as a third party beneficiary or otherwise.
18. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and to be performed entirely within Utah. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
19. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.
20. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

21. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.
22. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.
23. CERTAIN DEFINITIONS. Capitalized terms not otherwise defined in this Exercise Agreement shall have the meanings ascribed to them in the Plan. For purposes of this Agreement the following terms have the meanings set forth below:
     23.1 "Surrender of Shares” means the surrender of the Company’s Common Stock that (a) either (i) have been owned by Purchaser for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (ii) were obtained by Participant in the open public market; and (b) are clear of all liens, claims, encumbrances or security interests.
     23.2 "Same Day Sale or Margin Commitment” means, provided that a public market for the Company’s stock exists: (a) a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (b) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

EXHIBIT 1
STOCK POWER AND ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE
     FOR VALUE RECEIVED, and pursuant to that certain Stock Option Exercise Agreement No.                      dated as of                     ,      , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                         ,                                 shares of the Common Stock $0.001, par val ue per share, of Omniture, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                      delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its “Repurchase Option” and/or “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

EXHIBIT 2
SPOUSE CONSENT
     The undersigned spouse of                     (the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the “Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

EXHIBIT 3
COPY OF PURCHASER’S CHECK

EXHIBIT 4
ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer’s current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: shares of Common Stock of Omniture, Inc., a Delaware corporation (the “Company”), which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were purchased was and this election is made for calendar year 200_.

4.	The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of purchase.

6.	The amount paid for such shares was $ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:

Taxpayer’s Signature

Exhibit 10.2B
[U.S. (NON-CALIFORNIA) MASTER FORM—DELETE THIS HEADING BEFORE USING]
No. _____
OMNITURE, INC.
1999 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
This Stock Option Agreement (“Agreement”) is made and entered into as of the date of grant set forth below (“Date of Grant”) by and between Omniture, Inc., a Delaware corporation (“Company”), and the participant named below (“Participant”).

Participant:	[ENTER OPTIONEE’S FULL NAME]
Social Security Number:	[ENTER OPTIONEE’S SOCIAL SECURITY NUMBER]
Address:	[ENTER OPTIONEE’S HOME ADDRESS]
Total Option Shares:	[ENTER TOTAL NUMBER OF SHARES]
Exercise Price Per Share:	[ENTER EXERCISE PRICE]
Date of Grant:	[ENTER DATE OF BOARD APPROVAL]
Vesting Date:	[ENTER DATE THAT IS 4 YEARS FROM GRANT DATE]
Expiration Date:	[ENTER DATE THAT IS 10 YEARS FROM GRANT DATE]
Classification of Participant:	☐ Exempt Employee	☐ Nonexempt Employee
Type of Stock Option:	☐ Incentive Stock Option	☐ Nonqualified Stock Option
Vesting Schedule:	100% of the Shares will become Vested Shares (as defined below) on the Vesting Date specified above.
The Company hereby grants to Participant an option (“Option”) to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (“Shares”) at the Exercise Price Per Share set forth above (“Exercise Price”), subject to all of the terms and conditions of this Agreement and the Company’s 1999 Equity Incentive Plan (“Plan”).
This Agreement incorporates by reference the Stock Option Agreement Terms and Conditions attached hereto.
IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

OMNITURE, INC.	PARTICIPANT

By:
(Signature)
Name:
(Please print full name)
Title:

No. _____
STOCK OPTION AGREEMENT
TERMS AND CONDITIONS
1. Stock Option Grant Terms and Conditions. These terms and conditions are incorporated by reference into the Stock Option Agreement to which these terms and conditions are attached. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.
2. Exercise Period.
     2.1 Exercise Period of Option. If Participant is classified as an “Exempt Employee” above, this Option is immediately exercisable as to all of the Shares on the Date of Grant, and if Participant is classified as a “Nonexempt Employee” above, this Option will be exercisable as to all of the Shares on the date six (6) months following the Date of Grant, although in each case the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Options set forth in Section 7, Section 8 and Section 9 below. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become Vested Shares (as defined below) according to the Vesting Schedule set forth above until the Shares are vested with respect to 100% of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Participant’s Termination Date.
     2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth above are “Vested Shares.” Shares that are not vested pursuant to the schedule set forth above are “Unvested Shares.”
     2.3 Expiration. The Option shall expire on the Expiration Date set forth above or as provided in Section 3 below or pursuant to Section 5.6 of the Plan.
3. Termination.
     3.1 Termination Without Cause (Except Death or Disability). If Participant is Terminated without Cause, except for death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.
     3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”); or (b) twelve (12) months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

     3.3 Termination for Cause. If Participant is Terminated for Cause, then the Option will expire on Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
     3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.
4. Manner of Exercise.
     4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (a) Participant’s election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and (d) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.
     4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.
     4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:
(a)	by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(b)	provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(c)	any other form of consideration approved by the Committee; or

(d)	by any combination of the foregoing.
     4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable national, federal, state, local and other similar withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.
     4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5. Notice of Disqualifying Disposition of ISO Shares. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the Code. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.
6. Compliance with Laws and Regulations. The Plan and this Agreement are intended to comply with any regulations relating thereto. Any provision of this Agreement which is inconsistent with any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
7. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant’s incapacity, by Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.
8. Company’s Repurchase Option for Unvested Shares. The Company, or its assignee, shall have the option to repurchase Participant’s Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the

Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.
9. Company’s Right of First Refusal. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.
10. Tax Consequences. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and Utah tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
     10.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or Utah income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.
     10.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and Utah or other state income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
     10.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
          (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and Utah income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
          (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
          (c) Withholding. The Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

     10.4. Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.
11. Privileges of Stock Ownership. Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Participant.
12. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.
13. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.
14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile, rapifax or telecopier.
15. Successors and Assigns. The Company may assign any of its rights under this Agreement. including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and to be performed entirely within Utah. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
17. Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

EXHIBIT A
FORM OF STOCK OPTION EXERCISE AGREEMENT

No. _____
OMNITURE, INC.
1999 EQUITY INCENTIVE PLAN
STOCK OPTION EXERCISE AGREEMENT
THIS STOCK OPTION EXERCISE AGREEMENT (“Exercise Agreement”) is made and entered into as of                      (“Effective Date”) by and between Omniture, Inc., a Delaware corporation (“Company”), and the purchaser named below (“Purchaser”).

Purchaser:

Social Security Number:

Address:

Total Number of Shares Purchased:

Exercise Price Per Share:

Total Purchase Price:

Date of Grant:

Type of Stock Option:	☐ Incentive ☐Nonqualified
Title to Shares:

(exact spelling of the name(s) under which Purchaser will take title to the Shares)

Form of Title:	Purchaser desires to take title to the Shares as follows:
	☐	Individual, as separate property
	☐	Husband and wife, as community property
	☐	Joint Tenants
	☐	Other, please specify:

Form of Payment:	☐	Cash (by check)
	☐	Surrender of Shares
	☐	Same Day Sale or Margin Commitment
Exhibits:	1.	Stock Power and Assignment
	2.	Consent of Spouse
	3.	Copy of Check
	4.	Election under Section 83(b)
This Exercise Agreement incorporates by reference the Stock Option Exercise Agreement Terms and Conditions attached hereto.
IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed by its duly authorized representative and Participant has executed this Exercise Agreement, effective as of the Effective Date.

OMNITURE, INC.	PURCHASER

By:
(Signature)

Name:
(Please print full name)

Title:

No. _____
STOCK OPTION EXERCISE AGREEMENT
TERMS AND CONDITIONS
1. EXERCISE OF OPTION.
     1.1 Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Company’s 1999 Equity Incentive Plan (the “Plan”). and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Common Stock $0.001 par value per share, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.
     1.2 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as set forth on the first page above.
     1.3 Terms and Conditions. These terms and conditions are incorporated by reference into the Stock Option Exercise Agreement to which these terms and conditions are attached.
2. DELIVERY.
     2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (a) this Exercise Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any), (c) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Purchaser’s spouse, and (d) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 3.
     2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1 above, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 below until expiration or termination of the Company’s Right of First Refusal and Repurchase Option described in Section 8 and Section 9 below.
3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:
     3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.
     3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.
     3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.
     3.4 Understanding of Risks. Purchaser is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.
     3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.
4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act nor any applicable state securities laws, and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.
5. RESTRICTED SECURITIES.
     5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.
     5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.
     5.3 SEC Rule 701. To the extent the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, they may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.
6. RESTRICTIONS ON TRANSFERS.
     6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:
          (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
          (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;
          (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and
          (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4 above.
     6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Repurchase Option or the Company’s Right of First Refusal described below, except as permitted by this Exercise Agreement.
     6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (a) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder; and (b) the market stand-off provisions of Section 7 below.
     6.4 Transfers in Violation of Agreement. Any transfer or attempted transfer of any Shares in violation of any provision of this Agreement will be void, and the Company will not record such transfer on its books or records or treat any purported transferee(s) of such Shares as the owner of such shares for any purpose.
7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days, unless requested in writing by the managing underwriter and the Company to facilitate compliance with Rule 2711 of the National Association of Securities Dealers or similar rule applicable to the Company) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
8. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Purchaser’s Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section 8 (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of Vested shares which remain unexercised.
     8.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).
     8.2 Exercise of Repurchase Option. At any time within 90 days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within 90 days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser’s Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.
     8.3 Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) the Unvested Shares at the Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).
     8.4 Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 8.2 above.
     8.5 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.
9. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred without the Company’s prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section 9 (the “Right of First Refusal”).
     9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the

“Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.
     9.2 Exercise of Right of First Refusal. At any time within 90 days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
     9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section 9 will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
     9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within 60 days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
     9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 9, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within 120 days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section 9 will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such 120-day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
     9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section 9, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (a) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section 9 will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (b) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; or (c) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above.
     9.7 Encumbrances on Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section 9; and (b) the provisions of this Section 9 will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.
10. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11. ESCROW. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.
12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
     12.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION

THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE ISSUER, WHICH ARE SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER, AND SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
     12.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
     12.3 Refusal to Transfer. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (a) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER’S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE, WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal tax consequences of exercise of the Option and disposition of the Shares.

     13.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.
     13.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
     13.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
          (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.
          (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
          (c) Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.
     13.4 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as Exhibit 4 for reference.
14. TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.
15. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
16. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.
17. REMEDIES. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and the Purchaser will have the right to injunctive relief and specific performance (without the necessity of posting a bond), in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a party any rights or benefits, as a third party beneficiary or otherwise.
18. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and to be performed entirely within Utah. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
19. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.
20. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.
21. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.
22. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.
23. CERTAIN DEFINITIONS. Capitalized terms not otherwise defined in this Exercise Agreement shall have the meanings ascribed to them in the Plan. For purposes of this Agreement the following terms have the meanings set forth below:
     23.1 “Surrender of Shares” means the surrender of the Company’s Common Stock that (a) either (i) have been owned by Purchaser for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (ii) were obtained by Participant in the open public market; and (b) are clear of all liens, claims, encumbrances or security interests.
     23.2 “Same Day Sale or Margin Commitment” means, provided that a public market for the Company’s stock exists: (a) a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (b) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

EXHIBIT 1
STOCK POWER AND ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE
     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ___ dated as of ___, ___, (the “Agreement”), the undersigned hereby sells, assigns and transfers unto ___, ___shares of the Common Stock $0.001, par value per share, of Omniture, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ___delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its “Repurchase Option” and/or “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

EXHIBIT 2
SPOUSE CONSENT
     The undersigned spouse of ___(the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the “Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

EXHIBIT 3
COPY OF PURCHASER’S CHECK

EXHIBIT 4
ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer’s current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Omniture, Inc., a Delaware corporation (the “Company”), which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were purchased was __________ and this election is made for calendar year 200_.

4.	The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of purchase.

6.	The amount paid for such shares was $ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:

Taxpayer’s Signature